Exhibit 99.3

                                 Exhibit B
                                 ---------

              1999 STOCK INCENTIVE PLAN STOCK OPTION AGREEMENT

     This NONQUALIFIED STOCK OPTION AGREEMENT (this "Agreement"), made and entered into as of the 11th day of November, 2004 (the "Grant Date"), by and between Susan Lyne (the "Participant") and Martha Stewart Living Omnimedia, Inc., a Delaware corporation (the "Company"), sets forth the terms and conditions of Stock Options issued pursuant to the Company's Amended and Restated 1999 Stock Incentive Plan (the "Plan") and this Agreement. Any capitalized terms used but not defined herein shall have the meaning prescribed in the Plan.

     1. Grant of Stock Option. Subject to the provisions of this Agreement, the Plan and the Employment Agreement, dated November 11, 2004, by and between the Participant and the Company (the "Employment Agreement"), the Company hereby grants to the Participant non-qualified options to purchase 400,000 shares of Common Stock (the "Stock Options"). The Stock Options are granted as of the Grant Date pursuant to, and subject to the terms and conditions of, the Plan.

     2. Exercise Price. The exercise price per share of Common Stock subject to the Stock Options is $18.57.

     3. Vesting. Subject to Section 4 hereof, the Stock Options shall vest and become exercisable in three equal annual installments on the first, second and third anniversaries of the Grant Date, so long as the Participant has remained continuously employed by the Company from the Grant Date through such dates. The Stock Options shall be exercisable on any date to the extent vested and outstanding on such date. For purposes of this Agreement, employment with the Company shall include employment with the Company's affiliates and its successors. Nothing in this Agreement or the Plan shall confer upon the Participant any right to continue in the employ of the Company or any of its affiliates or interfere in any way with the right of the Company or any such affiliates to terminate the Participant's employment at any time.

     4. Termination of Employment; Change in Control. (a) In the event of the Participant's Termination of Employment by the Company without Cause (as defined in the Employment Agreement), by the Participant for Good Reason (as defined in the Employment Agreement), or by reason of the Participant's death or Disability (as defined in the Employment Agreement), any portion of the Stock Options that has not vested as of the date of the Participant's Termination of Employment shall immediately vest, and the vested Stock Options shall expire as set forth in Section 5 of this Agreement.

     (b) In the event of the Participant's Termination of Employment by the Company for Cause (as defined in the Employment Agreement) or by the Participant without Good Reason (as defined in the Employment Agreement), any portion of the Stock Options that has not vested as of the date of the Participant's Termination of Employment shall immediately be forfeited, and the vested Stock Options shall expire as set forth in Section 5 of this Agreement.

     (c) In the event of a Change in Control (as defined in the Employment Agreement), any unvested and outstanding portion of the Stock Options shall immediately and fully vest, and the vested Stock Options shall expire as set forth in Section 5 of this Agreement.

     5. Stock Option Term. Vested Stock Options shall expire on the earliest to occur of:

          (i) the fifth anniversary of the Participant's Termination of Employment by the Company without Cause, by the Participant for Good Reason, or by reason of the Participant's death or Disability;

          (ii) the later of (A) the expiration of 30 days from the Participant's Termination of Employment by the Company for Cause or by the Participant without Good Reason and (B) the fifth anniversary of a Change in Control that occurs while the Participant is employed by the Company; and

          (iii)  the tenth anniversary of the Grant Date.

     6. Method of Stock Option Exercise. The Stock Options may be exercised during its term, in whole or in part, to the extent it has become vested and exercisable pursuant to Section 3 or 4 and has not yet been forfeited or expired, by giving written notice of exercise to the Director of Human Resources of the Company (or to such other party as the Company may designate from time to time) specifying the number of shares of Common Stock subject to the Stock Options to be purchased. Such notice shall be accompanied by payment in full of the purchase price by certified or bank check or such other instrument as the Company may accept. Stock Options may also be exercised by any other means permitted by the Plan that the Committee may designate from time to time. Shares of Common Stock issued upon exercise of the Stock Option shall be registered on a Registration Statement on Form S-8 (or other available form). To the extent permitted by applicable law, the Participant may discharge any withholding obligation in respect of this Agreement by directing the Company to withhold shares of Common Stock delivered upon exercise of the Stock Option that have a value on the date of exercise equal to the Company's minimum withholding obligation.

     7. Transferability. The Stock Options shall not be transferable by the Participant other than by will or by the laws of descent and distribution or as otherwise permitted by the Committee from time to time. The Stock Options shall be exercisable, subject to the terms of the Plan, only by the Participant, the Participant's estate or beneficiary, the guardian or legal representative of the Participant, or any person to whom such option is transferred pursuant to this Section 7, it being understood that the term "Participant" includes such guardian, legal representative and other permitted transferee.

     8. Successors, Assigns and Transferees. This Agreement shall be binding upon, and inure to the benefit of, the parties hereto and each of their respective successors, assigns and permitted transferees (including, upon the death of the Participant, the Participant's estate).

     9. Administration. The authority to manage and control the operation and administration of this Agreement shall be vested in the Committee, and the Committee shall have all powers with respect to this Agreement as it has with respect to the Plan; provided that nothing herein or in the Plan shall prevent or limit the Participant from contesting any interpretation or determination made by the Committee; and provided, further, that notwithstanding the stated authority of the Committee under the Plan, the terms "Cause," "Good Reason," "Disability" and "Change in Control" shall be determined pursuant to the Employment Agreement and not pursuant to this Agreement, and the interpretation of such terms pursuant to the Employment Agreement shall be final, binding and conclusive for purposes of this Agreement.

     10. Incorporation of Plan. Subject to the limitations contained in
Section 9 of this Agreement, all terms and conditions of the Plan are incorporated herein and made part hereof as if stated herein. The Participant may obtain a copy of the Plan from the Director of Human Resources of the Company.

     11. Not an Employment Contract. Neither this Agreement nor any Stock Option shall confer on the Participant any right with respect to continuance of employment or other service with the Company or any Subsidiary, nor shall they interfere in any way with any right the Company or any Subsidiary would otherwise have to terminate or modify the terms of the Participant's employment or other service (subject to the terms of the Employment Agreement) at any time.

     12. Integration. This Agreement and the other documents referred to herein, including without limitation the Plan and the Employment Agreement, or delivered pursuant hereto, which form a part hereof contain the entire understanding of the parties with respect to their subject matter. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein. This Agreement, including without limitation the Plan, supersedes all prior agreements and understandings between the parties with respect to its subject matter.

     13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but which together constitute one and the same instrument. Notwithstanding the foregoing, any duly authorized officer of the Company may execute this Agreement by providing an appropriate facsimile signature, and any counterpart or amendment hereto containing such facsimile signature shall for all purposes be deemed an original instrument duly executed by the Company.

     14. Modification; Waiver. No provision of this Agreement may be amended, modified, or waived unless such amendment or modification is agreed to in writing and signed by the Participant and by a duly authorized officer of the Company, and such waiver is set forth in writing and signed by the party to be charged. No waiver by either party hereto at any time of any breach by the other party hereto of any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time.

     IN WITNESS WHEREOF, the Participant has executed this Agreement on the Participant's own behalf, thereby representing that the Participant has carefully read and understands this Agreement and the Plan as of the day and year first written above, and the Company has caused this Agreement to be executed in its name and on its behalf, all as of the date first written above.

                                   By: /s/ Susan Lyne
                                   Name:   Susan Lyne


                                   MARTHA STEWART LIVING
                                   OMNIMEDIA, INC.


                                   By: /s/ Jay L. Dubiner
                                   Name:  Jay L. Dubiner
                                   Title:  Executive Vice President, Corporate
                                   Development & General Counsel